Common Stock Offering Investor Presentation November 2007 Presented by David Kaysen, President & CEO Medi Jiwani, Vice President, CFO & Treasurer

This presentation includes forward-looking statements, including financial projections, relating to our business plan and growth strategies. For many reasons we may not achieve our financial objectives or successfully grow our business. Our reports filed with the U.S. Securities and Exchange Commission describe risks of our business and of an investment in us. We urge you to read our reports and carefully consider whether our securities are an appropriate investment for you. Forward Looking Statement

Issuer: Uroplasty, Inc. Offering Size: 3,000,000 shares of common stock - 100% primary Use of Proceeds: Expand U.S. sales and marketing organization, conduct clinical trials, general working capital purposes AMEX Listing: American Stock Exchange "UPI" Closing Price(1): $4.20 Market Capitalization(1): $56.5 million - 13.5 million Common Shares $59.4 million - 14.1 million Fully-Diluted Shares(2) Underwriters: Craig-Hallum Capital Group - Lead Manager Noble International Investments Introduction (1) Based on the closing bid price on November 2, 2007 (2) Based on TSM calculation using options and warrants outstanding as of October 10, 2007

Who we are We are a medical device company that provides unique products for the treatment of urinary voiding dysfunctions. Our primary focus is the commercialization of our Urgent(r) PC system, which we believe is the only non-surgical neurostimulation therapy for the treatment of overactive bladder symptoms

Experienced management team with strong track record of execution and demonstrated medical device success Large and growing market opportunity The U.S. neurostimulation device market is expected to grow from approximately $628 million in 2006 to approximately $2 billion in 2012 Overactive bladder (OAB) is a prevalent and challenging urologic problem affecting an estimated 34 million Americans Female Stress Urinary Incontinence (SUI) accounts for almost one-half of the total worldwide prevalence of urinary incontinence Unique treatment alternatives for patients Office/outpatient based solutions Minimally invasive products Minimal side effects unlike drug treatment alternatives U.S. sales strategy Single office/outpatient call point for both OAB and SUI products Recently launched direct sales force in U.S. Favorable reimbursement and very compelling economics for doctors Positioned for profitability and continued strong revenue growth Projected revenue growth of greater than 50% FY 2008 ended 3/31/08 In excess of 60% in the U.S. and 30-40% overall in FY2009 ended 3/31/09 Projected Operating Profit (excluding non-cash charges) breakeven at $14 to $16 million sales Urgent PC's revenue model is capable of generating high margin recurring revenue Investment Highlights

Urgent PC is the Growth Driver (+36%) (+50-57%) (+30-40%) $6.0 $6.5- $7.0

Legacy Product - Macroplastique Biocompatible urethral bulking agent Unique delivery system ensures precise implantation 30-min office based/outpatient procedure Minimally invasive treatment Macroplastique is an injectable soft-tissue bulking agent used to treat adult female stress urinary incontinence (SUI) primarily due to intrinsic sphincter deficiency. Used internationally on >70,000 patients In a multi-center clinical trial, 80% of the patients were dry or markedly improved at 12 months(1) (1) FDA IDE Macroplastique clinical trial, October 2006 Macroplastique System

$3.1 Billion U.S. Market Our primary demographic is women between 40 and 60 years old 3 Million patients Stress Urge Incontinence 34 Million patients Urgency Frequency Urge Incontinence 9 Million patients Involuntary leaking during increased intra-abdominal pressure

Treatment Options - OAB Continuum of Care

Urgent PC gives patients an alternative to Drug Therapy and Surgery



Initial Treatment
Secondary Treatment
Patient with OAB
Drug Therapy
Surgery
Traditional Continuum
Neurostimulation
Neurostimulation
Uroplasty Solution

Treatment	Company and Product Names	Position
Drug Therapy	Pharmacia - *Detrol®* ALZA - *Ditropan®* Watson Pharma - *Oxytrol®*	Negative side effects
Surgery	Medtronic - *InterStim®*	Expensive procedure and invasive surgery
Neurostimulation	Uroplasty – *Urgent® PC*	No drug side effects, cost-effective, minimally invasive

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Uroplasty

Urgent PC - Neurostimulation


Tibial nerve
Sacral nerve plexus
Bladder

Urgent PC



- The Urgent PC Neurostimulation System provides percutaneous tibial nerve stimulation (PTNS) for the treatment of urinary urgency, urinary frequency and urge incontinence.
- Clinical trials and published studies have shown PTNS to be clinically effective in up to 80% of patients.[(1)]

- Consists of handheld stimulator with lead set
- 30-minute office based treatment, can be nurse administered
- Minimally invasive

(1) Stoller M. Clinical trials of the SANS™ Afferent Nerve Stimulator to treat urinary incontinence: results on clinical treatment of more than 90 patients. April 1999.

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Uroplasty

Urgent PC U.S. Sales Strategy Direct U.S. Sales force is currently comprised of 17 direct representatives supplemented by 11 independent representatives Target Market: ^8,500 Total U.S. Urologists/Urogynecologists Market Penetration Today Target Market Penetration 3 Years From Today ^2% ^20%

U.S. Market Coverage Hawaii Employed Sales Representative (17) Independent Sales Representative (11) Employed Representative to be added (3)

Urgent PC Marketing Strategy We intend to market the Urgent PC brand with the following strategies... Clinical trials to educate the doctor community Patient education and literature for doctors offices Physician & Nursing Society Meetings Investor Relations Website Redesign Patient referral UPC focus

Physician Economics with Urgent PC Economics are very compelling for physicians...

International Market Coverage United Kingdom Employed Sales Representative (5) Independent Sales Representative (1) International - Distributors Presence in 43 countries worldwide throughout: Europe North America South America Central America Africa Middle East Asia Australia

Name Title Previous Experience Dave Kaysen President & CEO Diametrics, Rehabilicare Medi Jiwani CFO Gedney, Telex Communications, Tennant Susan Holman COO Bioplasty, Bio-Vascular Larry Heinemann VP Sales C.R. Bard Nancy Kolb VP Marketing Inlet Medical, Gyrus Medical Marc Herregraven VP Manufacturing Bioplasty, Advanced Bio-Surface, Bio-Vascular Arie Koole Controller & Managing Deloitte & Touche Director, Dutch subsidiaries Management Team

FINANCIAL PRESENTATION

Revenue Growth $6.0 $6.5 - $7.0 (+36%) (+50-57%) (+30-40%) Projected operating profit (excluding non-cash charges) breakeven at $14 to $16 million sales

Urgent PC is the Growth Driver

Sales by Geographic Areas U.S. accounts for a greater portion of the increasing sales

Financial Model (non-GAAP)

Income Statement (non-GAAP)

Balance Sheet / Cap Structure Notes: (1) Results as of September 30, 2007 unaudited (2) Current cash balance & credit facilities expected to provide sufficient liquidity through June 30, 2008 (3) Assumes a $12.4 million offering less fees and expenses Potential to raise $1.9 million from early call of warrants (4) Working capital is current assets (including cash and cash equivalents) less current liabilities

Experienced management team with strong track record of execution and demonstrated medical device success Large and growing market opportunity The U.S. neurostimulation device market is expected to grow from approximately $628 million in 2006 to approximately $2 billion in 2012 Overactive bladder (OAB) is a prevalent and challenging urologic problem affecting an estimated 34 million Americans Female Stress Urinary Incontinence (SUI) accounts for almost one-half of the total worldwide prevalence of urinary incontinence Unique treatment alternatives for patients Office/outpatient based solutions Minimally invasive products Minimal side effects unlike drug treatment alternatives U.S. sales strategy Single office/outpatient call point for both OAB and SUI products Recently launched direct sales force in U.S. Favorable reimbursement and very compelling economics for doctors Positioned for profitability and continued strong revenue growth Projected revenue growth of greater than 50% FY 2008 ended 3/31/08 In excess of 60% in the U.S. and 30-40% overall in FY2009 ended 3/31/09 Projected Operating Profit (excluding non-cash charges) breakeven at $14 to $16 million sales Urgent PC's revenue model is capable of generating high margin recurring revenue Investment Highlights

Reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures

Reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures

Reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures